UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   November 15, 2011 (November 10, 2011)

VANGUARD HEALTH SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-35204	62-1698183
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
20 Burton Hills Boulevard, Suite 100, Nashville, Tennessee		37215
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code        (615) 665-6000

          Not applicable
 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

______________________________
Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)        Vanguard Health Systems, Inc. (the “Company”) held its annual meeting of stockholders on November 10, 2011.

(b)        At the annual meeting, the stockholders (1) elected all of the Company’s Board of Director’s nominees for director, (2) ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2012, (3) approved an advisory resolution on the compensation paid to the Company’s named executive officers and (4) indicated a preference that future advisory votes on executive compensation be held every three years.

The final results of voting on each of the matters submitted to a vote are as follows:

	1. Election of directors.
		FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

	Carol J. Burt	70,272,218	27,500	-	828,720
	Stephen R. D’Arcy	70,036,374	263,344	-	828,720
	Robert S. Galvin, M.D.	63,686,168	6,613,550	-	828,720

	2. Ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2012.

		FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
		70,981,394	147,044	-	N/A

	3. Advisory vote on the compensation paid to the Company’s named executive officers.
		FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
		70,067,035	228,983	3,700	828,720

	4. Advisory vote on the frequency of the advisory vote on the compensation of the Company’s named executive officers.
	1 YEAR	2 YEARS	3 YEARS	ABSTAIN	BROKER NON-VOTES
	20,237,388	1,908,712	48,153,328	290	828,720

Although a majority of the votes cast by the Company’s stockholders were in favor of holding an advisory vote on the compensation of the Company’s named executive officers every three years, if the votes cast by the Company’s employees and affiliates were excluded, then the majority of the votes cast were in favor of holding an advisory vote every year.  The Company has decided to accept the advisory vote cast by the Company’s independent stockholders. Therefore, an advisory vote on the compensation of the Company’s named executive officers will be held on an annual basis until the next required vote on the frequency of stockholder votes on the compensation of the Company’s named executive officers is held, which is currently required to occur no later than the Company’s Annual Meeting of Stockholders in 2017.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                        VANGUARD HEALTH SYSTEMS, INC.
                                                                                                (Registrant)

DATE:   November 15, 2011                           By: /s/ James H. Spalding
                                                                               James H. Spalding
                                                                               Executive Vice President, General Counsel and Secretary